Exhibit 10.2.2

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT is entered into as of May 28th, 1999, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), AMBOY BUS CO., INC., a New York corporation, ATLANTIC-CONN. TRANSIT, INC., a Connecticut corporation, ATLANTIC-HUDSON, INC., a New York corporation, ATLANTIC PARATRANS, INC., a New York corporation, ATLANTIC PARATRANS OF KENTUCKY INC., a Kentucky corporation, ATLANTIC EXPRESS COACHWAYS, INC., a New Jersey corporation, ATLANTIC EXPRESS OF MISSOURI INC., a Missouri corporation, ATLANTIC EXPRESS OF PENNSYLVANIA, INC., a Delaware corporation, BROOKFIELD TRANSIT INC., a New York corporation, COURTESY BUS CO., INC., a New York corporation, K. CORR, INC., a New York corporation, MERIT TRANSPORTATION CORP., a New York corporation, METROPOLITAN ESCORT SERVICE, INC., a New York corporation, RAYBERN BUS SERVICE, INC., a New York corporation, RAYBERN CAPITAL CORP., a New York corporation, RAYBERN EQUITY CORP., a New York corporation, and STATEN ISLAND BUS, INC., a New York corporation, ATLANTIC EXPRESS OF LA INC., a California corporation, CENTRAL NEW YORK COACH SALES & SERVICE INC., a New York corporation, JERSEY BUS SALES, INC., a New Jersey corporation (each individually, an "Existing Borrower" and any two or more collectively, "Existing Borrowers"), ATLANTIC EXPRESS TRANSPORTATION CORP., a New York corporation ("Parent"), BLOCK 7932, INC., a New York corporation, G.V.D. LEASING CO., INC., a New York corporation, 180 JAMAICA CORP., a New York corporation, METRO AFFILIATES, INC., a New York corporation, MIDWAY LEASING, INC., a New York corporation, and TEMPORARY TRANSIT SERVICE, INC., a New York corporation, ATLANTIC-CHITTENANGO REAL PROPERTY CORP., a New York corporation, 201 WEST SOTELLO REALTY, INC., a California corporation, JERSEY BUSINESS LAND CO. INC., a New Jersey corporation (each individually, including Parent, an "Existing Guarantor" and any two or more collectively, " Existing Guarantors"), ATLANTIC PARATRANS OF COLORADO, INC., a Colorado corporation ("Colorado"), ATLANTIC PARATRANS OF PENNSYLVANIA, INC., a Pennsylvania corporation ("Pennsylvania"), and ATLANTIC EXPRESS OF NEW JERSEY, INC., a New Jersey corporation ("New Jersey", and together with Colorado, Pennsylvania, and Existing Borrowers, hereinafter collectively referred to as "Borrowers"), ATLANTIC MEDFORD, INC., a New York corporation ("Medford", and together with Existing Guarantors, hereinafter collectively referred to as "Guarantors").

                                    RECITALS:
                                    ---------

      WHEREAS, (i) Existing Borrowers, Parent, and Lender are parties to that certain Loan and Security Agreement, dated February 4, 1997 as amended to date (the "Loan Agreement"), pursuant to which Lender has made and may continue to make loans and other financial accommodations to Borrowers, and (ii) each Existing Borrower is a party to the Guarantee dated February 4, 1997 (the "Borrower Guarantee"), to guarantee to Lender the payment and performance of each other Borrower's obligations to Lender;

      WHEREAS, Existing Guarantors are party to (i) a Guarantee dated February 4, 1997 (the "Guarantee"), to guarantee to Lender the payment and performance of Borrowers' obligations to Lender, and (ii) a General Security Agreement dated February 4, 1997 (the "Guarantor Security Agreement"), to secure their obligations under the Guarantee;

      WHEREAS, Colorado, Pennsylvania, New Jersey and Medford are wholly owned subsidiaries of Parent acquired by Parent since the date of the Loan Agreement with the consent of Lender;

      WHEREAS, under the Loan Agreement, Parent is permitted to acquire a new subsidiary only if such subsidiary becomes a "Borrower" or a "Guarantor" under the Loan Agreement and grants to Lender a first priority security interest in certain of its property,

      WHEREAS, Existing Borrowers and Existing Guarantors have requested Lender, and Lender is willing to agree, on the terms and conditions hereof, to amend the Loan Agreement and the other Financing Agreements to include Colorado, Pennsylvania and New Jersey as "Borrowers" thereunder and to provide for additional borrowing availability based upon certain eligible assets of Colorado, Pennsylvania and New Jersey; and

      WHEREAS, Medford has agreed to become a Guarantor under the Guarantee.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

            1. Additional Borrowers and Guarantor.
               -----------------------------------

            (a) Each of Colorado, Pennsylvania and New Jersey hereby join in and become a party to the Loan Agreement as a Borrower and, as a Borrower, hereby join in and become a party to each other Financing Agreement to which the Borrowers are parties (including, without limitation, the Borrower Guarantee), and each of Colorado, Pennsylvania and New Jersey hereby assume and agree to be bound by and to perform and discharge each of the Obligations and each other duty, covenant, agreement, liability, and obligation of the Borrowers under the Loan Agreement and the Financing Agreements, in each case with the same effect as if Colorado, Pennsylvania and New Jersey had been named as Borrowers in and had executed and delivered the Loan Agreement and such other Financing Agreements. All references in any of the Financing Agreements to the terms "Borrowers", "Debtors", "us", "we", "our" or any other term referring to the same shall be deemed and each such reference is hereby amended to mean and include Colorado, Pennsylvania and New Jersey.

            (b) Medford hereby joins in and becomes a party to the Guarantee as a Guarantor and, as a Guarantor, hereby joins in and becomes a party to each other Financing Agreement to which the Guarantors are parties (including, without limitation, the Guarantor Security Agreement), and Medford hereby assumes and agrees to be bound by and to perform and discharge each of the Obligations and each other duty, covenant, agreement, liability, and obligation of the Guarantors under the Guarantee and the Financing Agreements, in each case with the same effect as if Medford had been named as Guarantor in and had executed and delivered the Guarantee and such other Financing Agreements. All references in any of the Financing Agreements to the terms "Guarantors", "Debtors", "us", "we", "our" or any other term referring to the same shall be deemed and each such reference is hereby amended to mean and include Medford.

            2. Acknowledgment. Each of the Borrowers (including, without limitation, Colorado, Pennsylvania, New Jersey and Arizona) and each of the Guarantors (including, without limitation, Medford) hereby acknowledge, confirm and agree that Existing Borrowers are indebted to Lender for Obligations as of the close of business on May 28, 1999, in respect of the loans and other credit accommodations made pursuant to the Financing Agreements in the aggregate principal amount of approximately $16,083,621 together with interest accrued and accruing thereon, and together with costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by Existing Borrowers to Lender, all of which are unconditionally owing by Existing Borrowers to Lender, without offset, defense or counterclaim of any kind, nature and description whatsoever.

            3. Conditions Precedent. The agreements set forth herein shall not be effective unless and until each of the following conditions precedent is satisfied as determined by Lender:

            (a) each of Borrowers and Guarantors shall have executed and delivered to Lender this Amendment;

            (b) each of the Guarantors shall have executed and delivered the acknowledgement attached hereto to Lender;

            (c) Lender shall have received evidence that the Collateral Agent has a valid and perfected security interest in and lien on the assets of each of Colorado, Pennsylvania, New Jersey and Medford;

            (d) Lender shall have received evidence, including, without limitation, lien and title searches in form and substance satisfactory to Lender, that after giving effect to the amendments affected hereby, and the consummation of the other transactions contemplated hereby, Lender has a valid and perfected first priority security interest in and lien on the Collateral and any other property which is intended to be security for the Obligations;

            (e) Borrowers and Guarantors shall have delivered to Lender copies of requisite corporate action and proceedings in connection with this Amendment, in form and substance satisfactory to Lender and, where requested by Lender or Lender's counsel, certified by appropriate corporate officers or governmental authorities;

            (f) Lender shall have received from each of Colorado, Pennsylvania, New Jersey and Medford evidence of insurance and loss payee endorsements required under the Financing Agreements, in form and substance acceptable to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee,

            (g) Lender shall have received, in form and substance satisfactory to Lender, all such consents, acknowledgments, amendments and other agreements from third parties which Lender may deem necessary or desirable in order to permit, protect and perfect, and/or to assure the continuing full force and effectiveness of, after giving effect to amendment and agreements contained in this Amendment, (i) Lender's security interests in and liens on the Collateral or any other property which is intended to be security for the Obligations, and
(ii) any consents or agreements with which Lender has been provided, or which have been made in Lender's favor or for Lender's benefit, at any time in connection with the financing provided by Lender pursuant to the Financing Agreements,

            (h) Lender shall have received an opinion or opinions of counsel, in form and substance and from counsel satisfactory to Lender, covering such matters relating to this Amendment, the transactions contemplated hereby, and the other Financing Agreements and such other matters as Lender shall request,

            (i) each of the representations and warranties of Borrowers and Guarantors set forth in the Loan Agreement and each of the other Financing Agreements is true and correct in all material respects as of such date, and

            (j) immediately prior to, and immediately after giving effect to, the amendments and agreements set forth herein, there shall exist no Event of Default or event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default.

            4. Expenses. Each of Borrowers and Guarantors confirms that, under the Loan Agreement, it shall pay Lender's attorneys' fees and reasonable expenses incurred in connection with this Amendment and the transactions contemplated hereby.

            5. Ratification. Each of Borrowers and Guarantors hereby ratify, assume, adopt and agree to be bound by the Financing Agreements and agree to pay all of the Obligations arising thereunder in accordance with the terms of the Financing Agreements. Except as expressly set forth herein, the Loan Agreement and the other Financing Agreements are not modified hereby and each shall remain in full force and effect in accordance with the respective provisions thereof on the date hereof, and the Loan Agreement and the other Financing Agreements are each in all respects ratified and affirmed. Lender's agreements herein shall not be construed to require Lender to make any amendment to the Loan Agreement or any other Financing Agreements, on any other occasion, regardless of the similarity of circumstances. The amendments contained herein shall not be construed to limit or waive any of Lender's rights and remedies under the Financing Agreements with respect to any Event of Default occurring hereafter or any currently existing Event of Default not expressly waived herein.

            6. Representations and Warranties. Without limiting any other provision of this Amendment, and as an inducement to Lender to enter into this Amendment, (a) each of Borrower and Guarantor hereby: (i) represents, warrants and agrees that the Loan Agreement, this Amendment and the other Financing Agreements to which it is a party, after giving effect to all amendments and agreements contained herein, constitute its valid and binding obligations, enforceable against it in accordance with their respective terms, without defenses, offsets or counterclaims, and (ii) represents and warrants that (A) each of the representations and warranties of such Borrower or Guarantor set forth in the Loan Agreement and the other Financing Agreements is true and correct in all material respects, as of the date hereof; and (B) after giving effect to this Amendment, there exists no Event of Default or event or condition which, with the giving of notice or the passage of time or both, would constitute an Event of Default, and (b) each of Colorado, Pennsylvania, New Jersey and Medford represents, warrants and agrees that: (i) it is a corporation duly organized and in existence and good standing under the laws of the state of its incorporation, and is duly qualified or registered as a foreign corporation and in good standing in all other jurisdictions where the nature and extent of the business transacted by it or its ownership of property makes such qualification or registration necessary; and (ii) the execution, delivery and performance of this Amendment and the other Financing Agreements to which it is a party, and all borrowings or guarantees contemplated hereby and thereby, after giving effect to all amendments and agreements contained herein, are within its power, have been duly authorized by all necessary corporate or other action and are not in contravention of the terms of any of its articles of incorporation, by-laws or other organizational documentation or any law, regulation, decree, order, judgement, indenture, agreement or undertaking to which it is a party or by which it or any of its property is bound.

            7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any conflicts of laws provisions of such State.

            8. Headings. The headings indicated herein are inserted for convenience only and shall not be considered a part of this Amendment, nor in any way limit the construction or interpretation of this Amendment.

            9. Amendments and Waivers. Neither this Amendment nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

            10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, this Amendment has been executed and delivered by each of parties hereto by a duly authorized officer of each such party on the date first set forth above.

LENDER
- ------

CONGRESS FINANCIAL CORPORAT10N

By: /s/ Van K. Brown
   ----------------------------
Title: Assistant Vice President
       ------------------------
Address:
1133 Avenue of the Americas
New York, New York 10036

BORROWERS
- ---------

AMBOY BUS CO., INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC-CONN. TRANSIT INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC-HUDSON, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC PARATRANS, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC PARATRANS OF
  KENTUCKY, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC PARATRANS, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
 -----------------------

7 North Street
Staten Island, New York 10302

 ATLANTIC COACHWAYS, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC EXPRESS OF MISSOURI,

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC EXPRESS OF
  PENNSYLVANIA, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

BROOKFIELD TRANSIT, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

COURTESY BUS CO, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

K. CORR, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:

 -----------------------

 7 North Street
 Staten Island, New York 10302

 MERIT TRANSPORTATION CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 METROPOLITAN ESCORT SERVICE, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 RAYBERN BUS SERVICE, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 RAYBERN CAPITAL CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302


RAYBERN EQUITY CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302


STATEN ISLAND BUS, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

CENTRAL NEW YORK COACH SALES
   & SERVICE, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

JERSEY BUS SALES, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC EXPRESS OF L.A. INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC PARATRANS OF
  COLORADO, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC PARATRANS OF
   PENNSYLVANIA, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC EXPRESS OF
   NEW JERSEY, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

PARENT
- ------

ATLANTIC EXPRESS
  TRANSPORTATION CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

GUARANTORS
- ----------

ATLANTIC EXPRESS
  TRANSPORTATION CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

BLOCK 7932, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

G.V.D LEASING CO., INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

180 JAMAICA CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 METRO AFFILIATES INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 MIDWAY LEASING INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 TEMPORARY TRANSIT SERVICE, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 ATLANTIC-CHITTENANGO REAL
 PROPERTY CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street

Staten Island, New York 10302

JERSEY BUSINESS LAND CO., INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

201 WEST SOTELLO REALTY, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

ATLANTIC MEDFORD, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------


7 North Street
Staten Island, New York 10302

            Each of the undersigned, in its capacity as the guarantor under a Guarantee dated February 4, 1997 made in favor of Lender (the "Guarantee") with respect to the obligations of one or all of the Existing Borrowers (as such term is defined in the foregoing Amendment) hereby (i) confirms that it has reviewed the foregoing Amendment and is familiar with its contents, and (ii) represents, warrants and agrees that after giving effect to the Amendment and the transactions contemplated thereby, (a) the Guarantee continues to be in full force and effect, is their valid and binding obligation enforceable in accordance with it terms, and is not subject to any defense, setoff or counterclaim, and (b) the terms "obligator" and "Borrower" as defined in the Guarantee include each of Colorado, Pennsylvania and New Jersey (as defined in the foregoing Amendment), and ( c ) the Guaranteed Obligations (as defined in the Guarantee) include, without limitation, all indebtedness, liabilities, obligations, and agreements of any kind, now existing or hereafter arising, which arise under, in connection with, or as a result of the Amendment or any transaction thereunder, including, without limitation, any and all indebtedness, liabilities and obligations of Colorado, Pennsylvania and New Jersey to Lender. Each of such Guaranteed Obligations is secured by any property in which it has ranted or may hereafter grant Lender a security interest or lien as security for the Guarantee.

Dated: May 28, 1999

GUARANTORS
- ----------

ATLANTIC EXPRESS
  TRANSPORTATION CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

BLOCK 7932, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

G.V.D. LEASING CO., INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

180 JAMAICA CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

METRO AFFILIATES, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

MIDWAY LEASING INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

Chief Executive Office:
- -----------------------

7 North Street
Staten Island, New York 10302

TEMPORARY TRANSIT SERVICE, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 ATLANTIC-CHITTENANGO REAL PROPERTY CORP.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 JERSEY BUSINESS LAND CO., INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

 201 WEST SOTELLO REALTY, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302

ATLANTIC MEDFORD, INC.

By: /s/ Domenic Gatto
   -------------------
Title: President & CEO
       ---------------

 Chief Executive Office:
 -----------------------

 7 North Street
 Staten Island, New York 10302